SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
CELERITY SYSTEMS, INC.
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
Dear Stockholder:
     You are cordially invited to attend the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”). The Meeting will be held on Tuesday, November 15, 2005, at 10:00 a.m., local time, at 4100 North Fairfax Drive, Suite 1150 in Arlington, Virginia 22203-1664.
     Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the Meeting. After you read this Proxy Statement, please indicate on the enclosed Proxy Card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your Proxy Card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.
     We hope to see you at the meeting.

Sincerely,
/s/ C. Thomas McMillen
C. Thomas McMillen
President and Chief Executive Officer

Arlington, Virginia
October 7, 2005

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 15, 2005, AT 10:00 A.M.
     NOTICE IS HEREBY GIVEN that the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”), will be held on November 15, 2005, at 10:00 a.m., local time, at 4100 North Fairfax Drive, Suite 1150 in Arlington, Virginia 22203-1664 for the following purposes, as more fully described in the attached Proxy Statement:
     1. To elect four (4) directors to serve on the Company’s Board of Directors (the “Board”) until their successors are duly elected and qualified, two of which will be elected by the holders of outstanding shares of common stock of the Company, and two of which will be elected by the holders of outstanding shares of Series F Convertible Preferred Stock of the Company (the “Series F Preferred Stock”);
     2. To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”;
     3. To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 5,000,000,000 to 20,000,000,000;
     4. To approve the adoption of the Celerity Systems, Inc. 2005 Stock Option;
     5. To approve the withdrawal of the Company’s election as a business development company under Section 54 of the Investment Company Act of 1940, as amended, (the “ICA”); and
     6. To consider any other matters that may properly come before the Meeting or any postponement or adjournment thereof.
     The Board has fixed the close of business on October 7, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.
     A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during the ordinary business hours for a period of 10 days prior the Meeting at the Company’s offices located at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203.
IMPORTANT
     All stockholders entitled to vote are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,
/s/ C. Thomas McMillen
C. Thomas McMillen
October 7, 2005	President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

i

PROXY STATEMENT

ii

PROPOSAL NO. 4 — ADOPTION OF THE CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN	19
Summary of 2005 Plan	19
1. Purpose	19
2. Administration	19
3. Number of Reserved Shares	19
4. Participants	19
5. Option Price and Period	20
6. Transferability of Options	20
7. Termination of Options	20
8. Effect of Change in Stock Subject to the Plan	20
9. Change of Control	20
10. Amendment and Termination	20
Required Vote	20
Recommendation Of The Board Of Directors	21
PROPOSAL NO. 5 — WITHDRAWAL OF ELECTION AS A BUSINESS DEVELOPMENT COMPANY	22
Required Vote	22
Recommendation Of The Board	22
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	23
OTHER MATTERS	23
Independent Registered Accounting Firm; Presence at Meeting	23
Audit Fees	23
Financial Information Systems Design and Implementation Fees	23
All Other Fees	23
Proxy Solicitation Costs	23
Incorporation by Reference of Certain Financial Information; Form 10-KSB For Fiscal Year Ended December 31, 2004; Form 10-QSB For Six Months Ended June 30, 2005	24

EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G

iii

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

PROXY STATEMENT

     This Proxy Statement contains information related to the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”), to be held on Tuesday, November 15, 2005, at 10:00 a.m., local time, at 4100 North Fairfax Drive, Suite 1150 in Arlington, Virginia 22203-1664, and any postponements or adjournments thereof. The Company is making this proxy solicitation.
ABOUT THE MEETING
What Is The Purpose Of The Meeting?
     At the Meeting, stockholders will act upon the matters outlined in the “Notice of Special Meeting”, which appears as the cover page of this Proxy Statement, including: (i) the election of four Directors to serve on the Company’s Board of Directors (the “Board”), two of which will be elected by the affirmative vote of a plurality of the votes cast by the holders of outstanding shares of common stock of the Company, par value $0.001 per share (“Common Stock”), and two of which will be elected by the affirmative vote of a plurality of votes cast by the holders of outstanding shares of Series F Convertible Preferred Stock of the Company, par value $0.01 per share (the “Series F Preferred Stock”); (ii) the approval of an amendment the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”; (iii) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000; (iv) the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option; and (v) the approval to withdraw the Company’s election as a Business Development Company (“BDC”) under Section 54 of the Investment Company Act of 1940, as amended (the “ICA”).
Who Is Entitled To Vote?
     Only stockholders of record on the close of business on October 7, 2005 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of Common Stock or Series F Preferred Stock, as applicable, that they held on the Record Date at the Meeting, or any postponements or adjournments thereof. Each outstanding share of Common Stock and Series F Preferred Stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the Meeting by such class of stockholders. The holders of Common Stock (the “Common Stockholders”) vote together as a single class on all matters to be voted upon by the Common Stockholders at the Meeting. The holders of Series F Preferred Stock (the “Series F Preferred Stockholders”) vote together as a single class on all matters to be voted upon by the Series F Preferred Stockholders at the Meeting (i.e., the election of the two Preferred Stock Director-Nominees as described below).

		Total Votes (Number of Shares Outstanding
Description of Stock	Number of Votes	on Record Date)

Common Stock, par value $0.001 per share	One (1) Vote Per Share	4,314,358,079
		1,000,000
Preferred Stock, par value $0.01 per share	One (1) Vote Per Share	(all of which are Series F Preferred Stock)
Who Can Attend The Meeting?
     All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

What Constitutes A Quorum?
     The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the Meeting to conduct its business. As of the Record Date, 4,314,358,079 shares of common stock of the Company were outstanding. As such, holders of at least 2,157,179,040 shares (i.e., a majority) must be present at the Meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.
How Do I Vote By Proxy?
     Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting. Sign and date the Proxy Card and mail it back to us in the enclosed envelope. The proxy holders named on the Proxy Card will vote your shares as you instruct. If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal.
What if I do not specify how my shares are to be voted?
     For “Proposal 1 — Election of Directors” and “Proposal 4 — Adoption of the Celerity Systems, Inc. 2005 Stock Option Plan”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board.
     For “Proposal 2 — Change of the Company’s Name”, “Proposal 3 — Increase in Authorized Shares”, and “Proposal 5 — Withdrawal of the Company’s Election as a Business Development Company”, if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a negative vote.
Can I change my vote after I return my proxy card?
     Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.
What if other matters come up at the Meeting?
     The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.
Can I vote in person at the Meeting rather than by completing the Proxy Card?
     Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.
What do I do if my shares are held in “street name”?
     If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee by October 31, 2005, how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting.
How are votes counted?
     We will hold the Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their Proxy Cards or attend the Meeting. If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Who pays for this proxy solicitation?
     The Company will pay all the costs of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.
What vote is required to approve each item?
     Election of Directors. At the meeting, four director-nominees are standing for election to the Board, two of which (the “Common Stock Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Common Stockholders, and two of which (the “Preferred Stock Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Series F Preferred Stockholders. This means that the two Common Stock Director-Nominees will be elected if they receive more affirmative votes cast by Common Stockholders than any other person, and the two Preferred Stock Director-Nominees will be elected if they receive more affirmative votes cast by the Series F Preferred Stockholders than any other person. A properly executed proxy marked “Withheld” with respect to the election of any Director-Nominee will not be voted with respect to such Director-Nominee indicated, although it will be counted for purposes of determining whether there is a quorum. Please note, this is the only matter of business that is scheduled to be voted upon at the Meeting by the Series F Preferred Stockholders; all other matters to be voted upon at the Meeting will be voted upon only by the Common Stockholders.
     Change of the Company’s Name. For the approval of an amendment the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”, the affirmative vote of a majority of shares held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Increase in Authorized Shares. For the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock from 5,000,000,000 to 20,000,000,000 shares, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Adoption of Celerity Systems, Inc. 2005 Stock Option Plan. For the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option Plan, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, present in person or represented by proxy and voted at the Meeting, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.
     Withdrawal of the Company’s Election as a BDC. For the approval to withdraw the Company’s election as a BDC under Section 54 of the ICA, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Other Matters. For any other matter that properly comes before the Meeting, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, present in person or represented by proxy and voted at the Meeting, will be required. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
What are the Board’s recommendations?
     Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	For the election of the two Common Stock Director-Nominees that the Board has recommended by the Common Stockholders, and For the election of the two Preferred Stock Director-Nominees that the Board has recommended by the Series F Preferred Stockholders;

•	For the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”;

•	For the approval of an amendment the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000;

•	For the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option, Restricted Stock and Stock Appreciation Rights Plan; and

•	For the approval to withdraw of the Company’s election as a BDC under Section 54 of the ICA.
     With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

STOCKHOLDER PROPOSALS
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
General
     Under the Company’s Bylaws, members of the Board are elected at an annual or special meeting of stockholders. Directors are elected by the stockholders of the Company entitled to vote thereon. Members of the Board are elected by a plurality of the votes cast by such stockholders. Elected Directors serve until the next annual or special meeting of the stockholders where their successors have been duly elected and qualified. Notwithstanding the foregoing, for so long as the Company has elected to be treated as a BDC under Section 54 of the ICA, the Series F Preferred Stockholders are entitled to vote, as a class, to elect two members to the Board at all times, and subject to the rights of the holders of any other class of senior securities of the Company that are outstanding (of which there are currently none) to elect a majority of the members of the Board if at any time the dividends on the Series F Preferred Stock shall be unpaid in an amount equal to two full years’ dividends on such securities and continue to have such additional voting right until all dividends in arrears have been paid or otherwise provided for by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stockholders no longer have any voting rights except as required under the General Corporation Law of the State of Delaware.
     The Board currently consists of C. Thomas McMillen, John McNamara, Jr. and Dr. Michael Kesselbrenner. Mr. McMillen was appointed as a Director and Chairman of the Board, by the Board on August 30, 2005. Mr. McNamara and Dr. Kesselbrenner are currently serving terms that will expire at the Meeting.
     The Board has nominated Mr. McMillen and Carl J. Rickertsen to serve as the two Common Stock Director-Nominees, and each has consented to serve if elected by the Common Stockholders at the Meeting. In accordance with their rights as granted under the Series F Certificate of Designation (discussed below under the section of this Proxy Statement entitled “Certain Relationships And Related Transactions”), the holders of a majority of the Series F Preferred Stock have nominated Zev E. Kaplan and Philip A. McNeill to serve as the two Preferred Stock Director-Nominees, and each has consented to serve if elected by the Series F Preferred Stockholders at the Meeting.
     The following summarizes certain information about each Director and Director-Nominee.
Directors Continuing in Office
     Only Mr. McMillen is standing for re-election by the Common Stockholders at the Meeting.
     C. Thomas McMillen, President, Chief Executive Officer And Chairman of the Board
     Mr. McMillen, age 53, has served as the Company’s Chairman of the Board, Chief Executive Officer and President since August 30, 2005. Mr. McMillen also currently serves as Chairman of the Board of Fortress America Acquisition Corporation, a blank check company focused on the homeland security industry, which completed its initial public offering in July 2005. In March 2003, Mr. McMillen co-founded Global Secure Corp., a homeland security company providing integrated products and services for critical incident responders, and served as its Chief Executive Officer until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. From December 2003 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange listed brokerage affiliate. Mr. McMillen has also been Chief Executive Officer of Washington Capital Advisors, LLC, a merchant bank and one of our stockholders since 2003. Mr. McMillen also served as Chairman of TPF Capital, its predecessor company, from 2001 through 2002. Mr. McMillen has also been an independent consultant throughout his career. From 1994 through February 1999, Mr. McMillen served as the founder, Chief Executive Officer and Director of Nasdaq-listed Complete Wellness Centers, Inc., a medical multi-disciplinary clinic management company. Mr. McMillen was appointed by President Clinton to Co-Chair the President’s Council on Physical Fitness and Sports from 1993 to 1997. From 1987 through 1993, Mr. McMillen served three consecutive terms in the United States House of Representatives from the 4th Congressional District of Maryland. Prior to that, Mr. McMillen played 11 years in the National Basketball Association. Mr. McMillen received a Bachelor of Science in Chemistry from the University of Maryland, and a Bachelor and Master of Arts from Oxford University as a Rhodes Scholar.

Director-Nominees
     Common Stock Director-Nominee
     The following person is standing for election by the Common Stockholders at the Meeting:
     Carl J. Rickertsen, Common Stock Director-Nominee
     Mr. Rickertsen, age 45, is currently Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2004. From January 1998 until January 2004, Mr. Rickertsen was Chief Operating Officer and a Partner at Thayer Capital Partners, a private equity investment firm. From September 1994 until January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding Partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen is also a member of the Board of Directors of MicroStrategy, Inc., a software company; Convera Corporation, a search-engine software company; and United Agri Products, a distributor of farm and agricultural products. Mr. Rickertsen received a B.S. from Stanford University and an M.B.A. from Harvard Business School.
     Preferred Stock Director-Nominees
     The following two persons are standing for election by the Series F Preferred Stockholders at the Meeting:
     Zev E. Kaplan, Preferred Stock Director-Nominee
     Mr. Kaplan, age 53, is the founder of a law firm concentrating its practice in the areas of transportation, infrastructure, government relations, business and administrative law. Mr. Kaplan is currently General Counsel to Cash Systems Inc., a publicly traded company in the financial services business, a position he has held since March 2005. From April 1995 to the present, Mr. Kaplan has been General Counsel to the Regional Transportation Commission of Southern Nevada, where he played a key policy role in the start-up of the local transit systems and their facilities. In addition, Mr. Kaplan has had a key role in the planning and financing of numerous major public infrastructure projects in Las Vegas. Prior to starting his law firm, Mr. Kaplan spent 15 years in government service in the following capacities: Senior Deputy District Attorney with the Clark County District Attorney’s Office-Civil Division; General Counsel to the Nevada Public Service Commission; and Staff Attorney to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Kaplan received his J.D. from Southwestern University School of Law and attended Georgetown University for post-graduate legal studies; received an MBA from the University of Nevada, Las Vegas; and received a B.S. from the Smith School of Business at the University of Maryland.
     Philip A. McNeill, Preferred Stock Director-Nominee
     Mr. McNeill, age 46, is a Managing Partner and the Chief Investment Officer of SPP Mezzanine Partners, the General Partner of SPP Mezzanine Funding, LP, a position he has held since November 2003. Prior to forming SPP Mezzanine Partners, Mr. McNeill served as Managing Director of Allied Capital Corporation, where he was co-head of its Private Finance and Mezzanine activities and a member of its Investment Committee. From the time of his appointment as Managing Director in 1998 until he left Allied Capital in 2002, the company grew from approximately $740 million in assets to nearly $2.4 billion. Mr. McNeill joined Allied Capital directly from M&T Capital, the SBIC investment division of M&T Bank, where he was a Vice President of M&T Capital/M&T Bank and an investment professional from 1988 to 1993. Mr. McNeill serves on the Board of Advisors of the National Foundations for Teaching Entrepreneurship for the Greater Washington Region and volunteers to mentor young entrepreneur students in inner-city schools. Mr. McNeill graduated from Syracuse University in 1981 with a B.S. in Business Administration, with concentrations in Accounting, Finance, and Law & Public Policy. Mr. McNeill earned his MBA from Harvard Business School in 1985.

BOARD OF DIRECTORS
Communications with the Board
     Stockholders and other interested parties can communicate with the Board by mailing their communications to: Board of Directors, Celerity Systems, Inc., 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.
Committees Of The Board Of Directors
     Nominating Committee. The Board does not currently have a Nominating Committee. The Board believes that such committee is not necessary at this time because the Board believes that at the present time the full Board should approve all nominations to the Board.
     Audit Committee. Mr. McNamara serves as a member of the Audit Committee. Mr. McNamara is an independent member of the Board. The functions of the Audit Committee are primarily to: (i) provide advice to the Board in selecting, evaluating or replacing outside auditors, (ii) review the fees charged by the outside auditors for audit and non-audit services, (iii) ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (iv) meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall qualify of financial reporting, and (v) meet with the outside auditors to discuss the scope of the annual audit, to discuss the audited financial statements. The Audit Committee met five times in 2004.
     Compensation Committee. Mr. McNamara and Dr. Kesselbrenner serve as members of the Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board regarding compensation arrangements for the Company’s officers and for making recommendations to the Board regarding the adoption of any employee benefit plans and the grant of stock options or other benefits under such plans. The Compensation Committee met one time in 2004.
     Audit Committee Reports. Mr. McNamara, a member of the Audit Committee, has reviewed and discussed with its independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the most recent fiscal year. The Board has adopted a written Charter for the Audit Committee in July 2001, a copy of which is attached hereto as Exhibit A.
Director Compensation
     In 2004, the compensation of Directors consisted of $2,500 per calendar quarter and a one-time issuance of 500,000 restricted shares of Common Stock.
     In 2005, the Board revised its compensation structure to recognize the increased time commitment of the Directors. The new compensation structure consists of $20,000 per annum and an issuance of 72,000,000 stock options, 8,000,000 of which shall be issued at a Director’s election, with the remainder to be distributed in 8,000,000 increments each calendar quarter thereafter. These options vest over a two-year period and expire 10 years from the grant date.
Legal Proceedings
     None of the Company’s Directors are involved in legal proceedings which would have a material adverse on the Company.

EXECUTIVE OFFICERS AND DIRECTORS
     The following sets forth the name, age and positions, of the Company’s executive officers and Directors as of October 7, 2005:

Name	Age	Position	Period Served

C. Thomas McMillen	53	President, Chief Executive Officer and Chairman of the Board	August 30, 2005 to Present

John McNamara, Jr.	31	Director	October 30, 2002 to Present

Dr. Michael Kesselbrenner	53	Director	January 14, 2003 to Present
     No Director or officer has not been a party to any bankruptcy or receivership proceeding, any criminal proceeding, or has been enjoined from participating in any business, including the securities industry or otherwise during the last five years. No director or officer is a director of any other reporting company.
No Family Relationships
     There are no family relationships between any of the Directors or executive officers of the Company.
Security Ownership of Certain Beneficial Owners and Management
     The following table presents certain information regarding the beneficial ownership of all shares of common stock at October 7, 2005 for each executive officer and Director of the Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our Common Stock. The percentage ownership shown in such table is based upon 4,314,358,079 common shares issued and outstanding at October 7, 2005 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.

Security Ownership of Certain Beneficial Owners and Management
	Name and	Amount and Nature of	Percentage of
Title of Class	Address of Beneficial Owner	Beneficial Ownership	Class

Common	C. Thomas McMillen	1,366,000,000	31.66%
	1103 South Carolina Avenue, S.E.
	Washington, D.C. 20003

Common	Jack McNamara	500,000	0.0001%
	4100 North Fairfax Drive, Suite 1150
	Arlington, Virginia 22203

Common	Michael Kesselbrenner	500,000	0.0001%
	4100 North Fairfax Drive, Suite 1150
	Arlington, Virginia 22203

All Officer and Directors		1,367,000,000	31.67%
As a Group
(the 3 Above Persons)

Common	Cornell Capital Partners, LP1	800,000,000 [2]	18.54%
	101 Hudson Street, Suite 3606
	Jersey City, NJ 07302

[1]	All investment decisions of Cornell are made by its general partner, Yorkville Advisors, LLC. Mark Angelo, the Managing Member of Yorkville Advisors, makes the investment decisions on behalf of Yorkville Advisors.

[2]	Pursuant to the terms set forth in the Series F Certificate of Designation, while the Company has elected to be treated as a BDC under the ICA, Cornell may not convert its Series F Preferred Stock into shares of Common Stock. However, once this election has been terminated, Cornell may convert its Series F Preferred Stock into Shares of Common Stock pursuant to the following formula: $1,000,000, plus accrued but unpaid dividends on the Series F Preferred Stock, with the product divided by the Conversion Price then in effect. As of the date hereof, the Conversion Price is $0.001 per share, and therefore, if Cornell converted all of its Series F Preferred Stock into shares of Common Stock, it would beneficially own an additional one billion shares of Common Stock, provided, however, that under the terms of the Series F Certificate of Designation, Cornell may not convert said shares to the extent that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned to exceed 4.99%. Since Cornell already owns in excess of this amount, Cornell may not convert its Series F Preferred Stock and therefore, we have added such shares to the 800,000,000 shares already owned by Cornell as of the date hereof.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”), as amended, requires the Company’s Directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of reports filed with the Company, it appears that neither Jack McNamara nor Michael Kesselbrenner filed with the Commission the required reports under Section 16(a) of the 1934 Act for the fiscal years ended 2002, 2003 and 2004. The Company has discussed these matters with Messrs. McNamara and Kesselbrenner and has been informed that Messrs. McNamara and Kesselbrenner are working with counsel to prepare and file the required reports as soon as practicable.

EXECUTIVE COMPENSATION
     The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002.
     Summary Compensation Table

	Annual Compensation			Long Term Compensation
				Awards
				Restricted	Securities
				Stock	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Award(s)	Options	Compensation

Robert B. Legnosky,*	2004	$84,167	$20,000	—	—	—
Chairman of the Board,	2003	$63,333	—	—	—	—
Chief Executive Officer and	2002	$4,000	—	—	—	—
President

*	Mr. Legnosky resigned as President, Chief Executive Officer and a Director, effective August 30, 2005. Mr. McMillen replaced Mr. Legnosky as President and Chief Executive Officer on August 30, 2005. The Board also appointed Mr. McMillen as a Director and Chairman of the Board at such time.
AGGREGATED OPTIONS/SAR EXERCISES IN
LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/SAR VALUES
     The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2004.

Number of Securities
	Number of		Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired on	Value	December 31, 2004		December 31, 2004(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

None	—	—	—	—	$0	$0
Employment Agreement
     The Company does not currently have any employment contracts with any of its officers other than Mr. McMillen. Specifically, on August 30, 2005, the Company and Mr. McMillen entered into an Employment Agreement whereby the Company hired Mr. McMillen to serve as its Chief Executive Officer and President for a term of two years, and renewable by mutual agreement of the Company and Mr. McMillen. A copy of the Employment Agreement was filed by the Company in its Current Report on Form 8-K, which was filed with the Commission on August 31, 2005.
Stock Option Plans
     The Company established a stock option plan in 1995 to provide additional incentives to its officers and employees. Eligible persons are all employees employed on the date of grant. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. In 1995, the Board approved the issuance of up to 8,946 options to acquire common shares of which 2,100 were outstanding at December 31, 2002. There were no outstanding options at December 31, 2004 and 2003, respectively.
     In 1997, the Company established an additional stock option plan under which 10,000 options to acquire shares of Common Stock were reserved for issuance. There were options to purchase 0, 250 and 3,627 shares of Common Stock outstanding under the 1997 plan at December 31, 2004, 2003 and 2002, respectively. In 2001, the Company established an additional stock option plan under which 500,000 options to acquire shares of Common Stock were reserved for issuance.

There were options to purchase 0, 25,200 and 212,000 shares of Common Stock outstanding under the 2001 plan at December 31, 2004, 2003 and 2002, respectively.
     In 2002, the Company established an additional stock option plan under which 10,000,000 options to acquire shares of Common Stock were reserved for issuance. There were options to purchase 0, 760,000 and 6,886,000 shares of Common Stock outstanding under the 2002 plan at December 31, 2004, 2003 and 2002, respectively.
     Options granted under these plans subsequent to the 1997 initial public offering vest over three years and expire 10 years from the date of grant, except for the 2002 and 2001 plans which vests 25% at date of grant and the balance ratable over three years.
     The Company has also granted options to members of the Board and to officer of the Company which are outside the aforementioned stock plans. There were no such options outstanding at December 31, 2004 and 2003.
     The following summarizes certain information with regard to options issued during 2002 through 2004.

	2004		2003		2002
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price

Outstanding at Beginning of Year	785,450	$0.04	7,105,727	$0.03	210,807	$3.29
Granted	—	—	—	—	7,186,000	0.01
Exercised	—	—	—	—	—	—
Forfeited	(785,450)	0.04	(6,320,277)	0.07	(290,830)	1.78

Outstanding at Year End	—	$—	785,450	$0.04	7,105,977	$0.03

Options exercisable at Year End	—	$—	397,818	$0.06	1,798,078	$0.01
     On August 30, 2005, the Board adopted the Celerity Systems, Inc. 2005 Stock Option Plan under which the Company reserved 720,000,000 shares of Common Stock for issuance. Participants eligible under this plan are key employees and non-employee Directors. Options granted under this plan may qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Further details about this Plan are provided under the section of this Proxy Statement entitled “Proposal No. 4 — Adoption of the Celerity Systems, Inc. 2005 Stock Option Plan”.
Securities Authorized For Issuance Under Equity Compensation Plan
     The following table sets forth the securities that have been authorized under equity compensation plans as of December 31, 2004.

Number
	Number		Of Securities
	Of Securities	Weighted-	Remaining Available
	To Be Issued	Average	For Future Issuance
	Upon Exercise	Exercise Price	Under Equity
	Of Outstanding	Of Outstanding	Compensation Plans
	Options,	Options,	(Excluding
	Warrants And	Warrants And	Securities Reflected
	Rights	Rights	In Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders

TOTAL	—	—	—

Certain Relationships And Related Transactions
     On October 5, 2005, the Board, by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware, authorized the creation of the Series F Preferred Stock, and designated 1,000,000 shares of the Company’s preferred stock as Series F Preferred Stock by filing a Certificate of Designation for the Series F Preferred Stock with the Delaware Secretary of State on October 5, 2005 (the “Series F Certificate of Designation”), a copy of which is attached hereto as Exhibit B. On October 6, 2005, the Company issued $1 million of the Series F Preferred Stock to Cornell Capital Partners, LP (“Cornell”), an affiliated entity, pursuant to that certain Securities Purchase Agreement by and among the Company and Cornell (the “Securities Purchase Agreement”), a copy of which is attached hereto as Exhibit C.
     In August 2005, Mr. McMillen purchased 1.25 billion shares of common stock of the Company from Cornell.
     At December 31, 2004, the Company had an outstanding note payable to a principal holder of equity securities of the Company in the amount of $500,000. The note had an annual interest of 12%, and was paid in full during the fiscal quarter ended March 31, 2005.
     At December 31, 2004, the Company had an outstanding demand note payable to a former member of the Board in the amount of $10,000 that arose from the normal course of business. The note was paid in full during the fiscal quarter ended March 31, 2005.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the slate of two Common Stock Director-Nominees to the Board. These two candidates will be elected as Directors of the Company if they receive more affirmative votes than any other person elected by the Common Stockholders.
     Unless otherwise instructed, the proxy holders for the Series F Preferred Stockholders will vote the proxies received by them FOR the slate of two Preferred Stock Director-Nominees to the Board. These two candidates will be elected as Directors of the Company if they receive more affirmative votes than any other person elected by the Series F Preferred Stockholders.
Recommendation of the Board
     The Board recommends that the Common Stockholders vote “FOR” the election of the two Common Stock Director-Nominees.
     The Board, together with the holders of a majority of the Series F Stock who nominated both Preferred Stock Director-Nominees, recommend that the Preferred Stockholders vote “FOR” the election of the two Preferred Stock Director-Nominees.

PROPOSAL NO. 2 — AMENDMENT TO CERTIFICATE OF INCORPORATION FOR NAME CHANGE
     The Board proposes an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”. The Company is currently undergoing a transition from a BDC to one that is focused on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to driving growth through management, strategic guidance, capital and financial support, and government marketing expertise. As a result, we believe that the Company’s name should be changed to “Homeland Security Capital Corporation” to better reflect the Company’s new direction in the homeland security industry.
     We believe that the best name for the Company going forward will be “Homeland Security Capital Corporation”. This name combines the business field that we want to enter into and the type of clients that we will pursue. The Company does not believe that there any disadvantages to changing the name of the Company to “Homeland Security Capital Corporation”.
     For these reasons, the Board has concluded that it is in the best interests of the Company’s and its stockholders to amend our Certificate of Incorporation to change our name from “Celerity Systems, Inc.” to “Homeland Security Capital Corporation”.
     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, an amendment to the Company’s Certificate of Incorporation will be filed with the Delaware Secretary of State, as set forth in Exhibit D attached hereto, such that Article FIRST thereof shall be amended to read as follows:
“The name of the Corporation is Homeland Security Capital Corporation”.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, as of the Record Date, is required to approve this proposal and thereby cause the amending of the Company’s Certificate of Incorporation.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”.

PROPOSAL NO. 3 — AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK
     The Board proposes an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000. The Company desires to increase its authorized capital because: (i) the Company desires to have shares available to issue in connection with the pursuit of business expansion opportunities as well as future acquisitions; (ii) management believes that the Company will need significant authorized capital stock available for issuance to employees, officers, Directors, and service providers in exchange for their services and as a form of inventive compensation for such individuals; and (iii) the Company desires to raise additional capital by issuing shares of its stock. The amendment to the Company’s Certificate of Incorporation shall provide for the authorization of 20,000,000,000 shares of Common Stock. As of October 7,2005, 4,314,358,079 shares of Common Stock were issued and outstanding.
     The Board believes that there are certain advantages and disadvantages of voting for an increase in the Company’s authorized Common Stock.
     The advantages include the following:
•	The ability to raise capital for the Company in an efficient manner, and without the necessity of having special stockholders meetings, by issuing common stock, which would in-turn provide the Company with additional working capital for general corporate purposes and to pursue acquisitions and other business opportunities.

•	Having shares available to issue in connection with the pursuit of business expansion opportunities as well as future acquisitions.

•	Having shares to issue to employees, officers, Directors and services providers and issuing them shares in exchange for services and as a form of incentive compensation.
     The disadvantages include the following:
•	Dilution to the existing stockholders of the Company, including a decrease in the Company’s net income per share in future periods, which in-turn could cause the market price of the Common Stock to decline.

•	Provoking short-selling of the Common Stock, which would put downward pressure on the market price thereof.

•	Increasing the supply of shares of Common Stock, which, without a corresponding increase in demand, could cause the market price of the Common Stock to decline.

•	Potential change of control if all or a significant block of the shares of the Common Stock to be issued are held by one or more stockholders working together to effect such a change.
     Except as noted below, the Company does not currently have any other written or oral plans, arrangements or understandings to issue any of the additional shares of Common Stock that would be authorized by this proposed amendment to the Company’s Certificate of Incorporation. On August 30, 2005, the Company entered into two term sheets for a $51 million financial commitment from Cornell to finance, in two parts, the Company’s new strategic direction of pursuing opportunities in homeland security, which term sheets are subject to execution of definitive documentation. The Company closed the first part, a $1 million Preferred Stock offering, on October 6, 2005, and the Company expects to close the second part, a $50 million standby equity distribution agreement, upon termination of the Company’s status as a BDC, which is discussed in detail under the section of this Proxy Statement entitled “Proposal No. 5 —Withdrawal Of Election As A Business Development Company”. Copies of both term sheets were filed as exhibits to the Company’s Current Report on Form 8-K, which was filed by the Company with the Commission on August 31, 2005.

     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, an amendment to the Company’s Certificate of Incorporation, as set forth in Exhibit D attached hereto, will be filed with the Delaware Secretary of State such that Article FOURTH thereof shall be amended to read as follows:
     “The total number of shares of capital stock that the Corporation has authority to issue is (i) twenty billion (20,000,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”); and (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the “Designated Preferred Stock”).”
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,0000 to 20,000,000,000 shares. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, as of the Record Date, is required to approve this proposal and thereby cause the amending of the Company’s Certificate of Incorporation.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000 shares.

DESCRIPTION OF SECURITIES
     Our Articles of Incorporation currently authorize us to issue 5,000,000,000 shares of Common Stock and 3,000,000 shares of preferred stock. At October 7, 2005, 4,314,358,079 shares of Common Stock were outstanding, and 1,000,000 shares of preferred stock were outstanding.
Common Stock
     The Company currently is authorized to issue 5,000,000,000 shares of Common Stock. Each outstanding share of Common Stock has one vote on all matters requiring a vote of the Common Stockholders. There is no right to cumulative voting.
Preferred Stock
     The Company is authorized to issue up to 3,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), in one or more series, with the rights, powers and preferences to be designated from time to time by the Board. The Board has designated five series of Preferred Stock, Series A, Series B, Series C, Series D and Series E. As of October 5, 2005, there were no outstanding shares of Preferred Stock as all previously issued shares, which totaled 157.4 in the aggregate under all of the aforementioned Series of Preferred Stock, had been retired, thus leaving 2,993,842.6 available for future issuance by the Company.
     On October 5, 2005, the Board, by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware, authorized the creation of the new Series F Preferred Stock, and designated 1,000,000 shares of the Company’s Preferred Stock as Series F Preferred Stock by filing the Series F Certificate of Designation with the Delaware Secretary of State.
     The following is a summary of the rights, preferences and designations of the Series F Preferred Stock, which rights, preferences and designations are more fully described in the attached Series F Certificate of Designation.
     Designation and Rank
     The Series F Preferred Stock ranks senior to the Common Stock and senior to all other series of Preferred Stock of the Company.
     Dividends
     While the Company elects to be treated as a BDC under Section 54 of the ICA as more fully described under Proposal No. 5 below, the Series F Preferred Stockholders shall not be entitled to any dividend on such shares; however, upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stockholders shall be entitled to a 12% annual dividend on such shares, which dividend shall accrue annually.
     Liquidation Rights
     Upon liquidation of the Company, the Series F Preferred Stockholders shall be entitled to receive a $0.10 per share liquidation amount, plus all declared but unpaid dividends, prior to any amounts being paid to the Common Stockholders or the holders of any other series of Preferred Stock of the Company.
     Conversion Rights
     While the Company elects to be treated as a BDC under the ICA, the Series F Preferred Stockholders may not convert such shares to common stock of the Company; however, upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stockholders may, at their option, convert their shares into shares of Common Stock pursuant to the following formula: $1,000,000, plus all accrued but unpaid dividends thereon, with the product divided by the Conversion Price (as defined in the Series F Certificate of Designation), as adjusted from time to time.

     Voting Rights
     While the Company elects to be treated as a BDC under the ICA, the Series F Preferred Stockholders shall be entitled to vote, as a class, to elect two members of the Board at all times, and, subject to the rights of the holders of any class of senior securities of the Company which are outstanding (of which there are currently none), to elect a majority of the Directors if at any time the dividends on the Series F Preferred Stock shall be unpaid in an amount equal to two full years’ dividends on said securities and shall continue to have such additional right until all dividends in arrears have been paid or otherwise provided for by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stockholders shall not have any voting rights except as required under the General Corporation Law of the State of Delaware.
     Redemption Rights
     After providing three days prior written notice to the Series F Preferred Stockholders, the Company shall have the right to redeem any outstanding shares of Series F Preferred Stock at an amount equal to 125% of the Liquidation Amount (i.e., $0.10 per share), plus accrued but unpaid dividends thereon, if any.
     Issuance of Series F Preferred Stock
     On October 6, 2005, the Company issued $1 million of the Series F Preferred Stock to Cornell pursuant to the Securities Purchase Agreement as more fully described under the section of this Proxy Statement entitled “Related Party Transactions”.
Options
     The Company established a stock option plan in 1995 (the “1995 Plan”) to provide additional incentives to its officers and employees. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. There are no outstanding options under the 1995 Plan at October 7, 2005. In 1997, the Company established an additional stock option plan (the “1997 Plan”) under which 10,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 1997 Plan at October 7, 2005. In 2001, the Company established an additional stock option plan (the “2001 Plan”) under which 500,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 2001 Plan at October 7, 2005. In 2002, the Company established an additional stock option plan (the “2002 Plan”) under which 10,000,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 2002 Plan at October 7, 2005.
     The Company has also granted options to members of the Board and to members of management which are outside the 1995 Plan, 1997 Plan, 2001 Plan and 2002 Plan. As of October 7, 2005, there were 512,500,000 such options outstanding, all of which were issued in 2004. These options have a strike price of $0.001 and will expire in 2006.
Warrants
     The Company has periodically issued warrants in connection with certain private offerings undertaken by the Company and has also issued warrants to service providers in exchange for services rendered to the Company. Each warrant entitled the holder to purchase one share of Common Stock at the price provided in the warrant agreement. As of October 7, 2005, there were 318,000 warrants outstanding, which were issued in 2001 at a weighted average exercise price of $2.39 per share.
Convertible Debentures
     In 2004, the Company issued $537,500 aggregate principal amount of 5% convertible debentures. The debentures have a term of two years and are convertible into shares of Common Stock, at the option of the holder, at a price equal to $0.001. Since there was substantially no difference in the market value of the stock at the date of the debenture compared to the exercise price, there was no beneficial conversion feature for the convertible debentures. As of October 7, 2005, $305,000 of the debentures have been repaid and $232,500 remain outstanding.

Rule 144
     In general, under Rule 144 of the Securities Act of 1933, as amended (the 1933 Act”), a stockholder who owns restricted shares that have been outstanding for at least one year is entitled to sell, within any 3-month period, a number of these restricted shares that does not exceed the greater of 1% of the then outstanding shares of common stock immediately on the date of this prospectus, or the average weekly reported trading volume in the common stock during the four calendar weeks preceding filing of a notice on Form 144 with respect to the sale.
     In addition, affiliates must comply with the restrictions and requirements of Rule 144, other than the one-year holding period requirement, to sell shares of common stock that are not restricted securities. Sales under Rule 144 are also governed by manner of sale provisions and notice requirements, and current public information about us must be available. Under Rule 144(k), a stockholder who is not currently and who has not been for at least three months before the sale an affiliate and who owns restricted shares that have been outstanding for at least two years may resell these restricted shares without compliance with the above requirements.
Transfer Agent & Registrar
     The transfer agent and registrar for the Company’s Common Stock is: American Stock Transfer, Inc., 59 Maiden Lane, New York NY 10038.
Limitation Of Liability And Indemnification Of Officers And Directors
     The Company’s Certificate of Incorporation include an indemnification provision under which the Company has agreed to indemnify Directors and officers of the Company from and against certain claims arising from or related to future acts or omissions as a Director or officer of the Company. Insofar as indemnification for liabilities arising under the 1933 Act, may be permitted to Directors, officers and controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable.
     On August 30, 2005, the Company entered into an Indemnification Agreement with C. Thomas McMillen, the President and Chief Executive Officer of the Company, whereby the Company agreed to hold harmless and indemnify Mr. McMillen in third party proceedings against expenses incurred by Mr. McMillen in connection with the defense or settlement of such proceedings, and in proceedings by and in the name of the company against expenses reasonably incurred by Mr. McMillen in connection with the defense or settlement of such proceedings. The Indemnification Agreement was entered into in connection with Mr. McMillen’s employment by the Company in the aforementioned capacities as of said date.
Anti-Takeover Effects of Provisions of The Certificate of Incorporation
     The authorized but unissued shares of the Company’s Common Stock are available for future issuance without the approval of the Company’s stockholders. These additional shares may be utilized for a variety of corporate purposes, including but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’ desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.
     The existence of authorized but unissued and unreserved shares of Preferred Stock may enable the Board to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company’s management.

PROPOSAL NO. 4 — ADOPTION OF THE CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN
     The Company’s Common Stockholders are being asked to approve the Celerity Systems, Inc. 2005 Stock Option Plan (the “2005 Plan”), effective as of its receipt of Board approval on August 30, 2005, but subject to Common Stockholder approval at the Meeting.
     The following is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the Plan is set forth in full in Exhibit E to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to said Exhibit.
     On August 30, 2005, the Company entered into an Employment Agreement with C. Thomas McMillen (the “Employment Agreement”) whereby Mr. McMillen was retained to serve as the Chief Executive Officer and President of the Company. Pursuant to the terms of the Employment Agreement, Mr. McMillen was awarded options to purchase 580,000,000 shares of Common Stock, which options vested (or will vest) as follows: (i) options to acquire 116,000,000 shares of Common Stock vested on the date on which the Employment Agreement was executed by the parties thereto (August 30, 2005), and (ii) options to acquire 116,000,000 additional shares of Common Stock will vest at the end of each of the first, second, third and fourth calendar quarters following the execution of the Employment Agreement. A copy of the Employment Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K, which was filed with the Commission on August 31, 2005.
     In 2005, the Board revised its compensation structure to recognize the increased time commitment of the Directors. The new compensation structure consists of $20,000 per annum and an issuance of 72,000,000 stock options under the 2005 Plan, 8,000,000 of which shall be issued upon election of a Director, with the remainder to be distributed in 8,000,000 increments each calendar quarter thereafter. These options vest over a two-year period and expire 10 years from the grant date.
Summary of 2005 Plan
     1. Purpose
     The 2005 Plan is intended to encourage ownership of shares into the Company by Directors, officers, and key employees who have a stake in the future and growth of the Company, attract qualified and experienced individuals and to reward outstanding performance. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking compensation of executive Directors, officers and employees to corporate performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve stockholder value.
     2. Administration
     The 2005 Plan is to be administered by a Committee comprised of at least two members of the Board, each of whom shall be non-employee Directors. The Committee will prescribe, amend and rescind rules and regulations relating to the 2005 Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of the 2005 Plan or administration thereof, if in compliance with the provisions of the ICA and regulations promulgated thereunder, will be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.
     3. Number of Reserved Shares
     The Company has reserved 720,000,000 shares of Common Stock to issue under the 2005 Plan.
     4. Participants
     The Committee will determine and designate from time to time those key employees of the Company who shall be eligible to participate in the 2005 Plan and the number of shares to be offered from time to time to each optionee. Non-employee Directors will also be eligible to participate in the Plan upon issuance of an order by the Commission pursuant to Section 61(a)(3)(B)(i)(II) of the of the ICA and then only in accordance with the terms and conditions of such order.

     5. Option Price and Period
     Each option agreement will state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option; provided, that the exercise price of any option that is intended to be an incentive stock options (“ISOs”) and that is granted to a holder of 10% or more of the shares of the Company’s Common Stock will not be less than 110% of such current fair market value. Each option agreement will state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee as may be determined by the Committee; provided, that the option period shall not exceed 10 years from the date of issuance of the option and, in the case of an option that is intended to be an ISO, and that is granted to a holder of 10% or more of the shares of the Company’s Common Stock, shall not exceed five years.
     6. Transferability of Options
     Options are not transferable other than by will, intestacy, or as otherwise permitted by the ICA, provided that a transfer will not be permitted to the extent that it would result in adverse tax consequences for the optionee under Section 83 or Section 422 of the Internal Revenue Code of 1986, as amended.
     7. Termination of Options
     All rights to exercise options will terminate 180 days after any optionee ceases to be a Director, officer or a key employee of the Company except as otherwise provided by the Committee in an option agreement, and no options will vest after an optionee’s termination date.
     8. Effect of Change in Stock Subject to the Plan
     Subject to any required action by the Common Stockholders and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares which has been authorized or reserved for issuance under the 2005 Plan, and the number of shares covered by any applicable vesting schedule thereunder, as well as the exercise price of a share represented by the unexercised portion of an option, will be adjusted as determined by the Committee to reflect any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the shares after adoption of the 2005 Plan.
     9. Change of Control
     In the event of a change of control of the Company, all then-outstanding options will become fully vested and exercisable as of the change of control. As defined in the 2005 Plan, a change of control includes an acquisition in one or more transactions (other than directly from the Company) of any voting securities of the Company by any person immediately after which such person has beneficial ownership of 50% or more of the combined voting power of the Company’s then-outstanding voting securities, the consummation of a merger, consolidation or reorganization involving the Company, a complete liquidation or dissolution of the Company, the direct or indirect sale or other disposition of all or substantially all of the assets of the Company to any person .
     10. Amendment and Termination
     The Board may modify, revise or terminate the 2005 Plan at any time and from time to time. While the Board may seek Common Stockholder approval of an action modifying a provision of the 2005 Plan where it is determined that such Common Stockholder approval is advisable under the provisions of applicable law, the Board is permitted to make any modification or revision to any provision of the 2005 Plan without Common Stockholder approval. The 2005 Plan will terminate when all shares reserved for issuance thereunder have been issued upon the exercise of options, or by action of the Board, whichever shall first occur.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the adoption of the 2005 Plan. The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy and voted at the Meeting, is required to approve the adoption of the 2005 Plan.

Recommendation Of The Board Of Directors
     The Board unanimously recommends a vote “FOR” the adoption of the 2005 Plan.

PROPOSAL NO. 5 — WITHDRAWAL OF ELECTION AS A BUSINESS DEVELOPMENT COMPANY
     The Company is currently undergoing a transition from a BDC to a Company that is focused on pursuing new business opportunities and transactions in the field of homeland security. A BDC is defined and regulated pursuant to Section 54 of the ICA, and is organized for the purpose of investing in or lending primarily to private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. By electing to be treated as a BDC under Section 54 of the ICA, the Company is subject to several restrictions, including acquiring any assets other than “qualifying assets”, unless, at the time of the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The Board believes that changing the Company’s focus to homeland security will allow the Company to focus on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to drive growth through management, strategic guidance, capital and financial support, and government marketing expertise. In light of such proposed change in focus, the Board has decided that it is no longer in the best interests of the Company to remain a BDC and accordingly is seeking stockholder approval to withdraw the Company’s election to be treated as a BDC under Section 54 of the ICA.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the withdrawal of the Company’s election as a BDC under Section 54 of the ICA. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, as of the Record Date, is required to approve the withdrawal of the Company’s election as a BDC under Section 54 of the ICA.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the withdrawal of the Company’s election as a BDC under Section 54 of the ICA.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
     In order for stockholder business to be included in the Company’s Proxy Statement for the next Annual Meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2006 Annual Meeting must be received at the Company’s principal executive offices at 4100 North Fairfax drive, Suite 1150, Arlington, Virginia, 22203 by no later than 120 calendar days before the date on which the Company’s proxy materials are released to stockholders in connection with such Annual Meeting, which the Company expects will occur on June 15, 2006, to be considered timely. Inclusion of stockholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the Commission.
OTHER MATTERS
     The Board knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendations of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
Independent Registered Accounting Firm; Presence at Meeting
     The firm of Marcum & Kliegman LLP (“M&K”) served as the Company’s Independent Registered Accounting Firm for fiscal year 2004. A representative of the firm will not be available to respond to stockholders’ questions at the Meeting. The Company has selected HJ & Associates (“HJ&A”) as its Independent Registered Accounting Firm for fiscal year 2005.
Audit Fees
     The aggregate fees billed for professional services rendered were $84,982 for the audit of the Company’s annual financial statements for the year ended December 31, 2004 and the reviews of the financial statements included in the Company’s Forms 10-KSB for that fiscal year, of which $83,982 were billed by M&K and $1,000 of which was billed by HJ&A.
Financial Information Systems Design and Implementation Fees
     None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2004.
All Other Fees
     Other than the services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” there were no other fees billed for services rendered by the principal accountant for the year ended December 31, 2004.
Proxy Solicitation Costs
     The Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference of Certain Financial Information; Form 10-KSB For Fiscal Year Ended December 31, 2004; Form 10-QSB For Six Months Ended June 30, 2005
     Certain financial and other information required pursuant to Item 13 of the Federal Proxy Rules is incorporated by reference to the Company’s Form 10-KSB for the fiscal year ended December 31, 2004 and the Company’s Form 10-QSB for the six months ended June 30, 2005, copies of each of which are attached hereto as Exhibit F and Exhibit G, respectively. You may also obtain additional copies of these documents by writing to the Company’s Corporate Secretary, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.
     In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Proxy Statement will include a manually signed copy of the accountant’s report.

By Order of the Board of Directors,

/s/ C. Thomas McMillen

C. Thomas McMillen,
President and Chief Executive Officer
Arlington, Virginia
Date: October 7, 2005

EXHIBIT A
CELERITY SYSTEMS, INC. AUDIT COMMITTEE CHARTER

CELERITY SYSTEMS, INC.
AUDIT COMMITTEE CHARTER
I.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least two Directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic financial and accounting processes, and at least one member shall have accounting or financial management expertise.

II.	Purpose of the Audit Committee: The purpose of the Audit Committee is to assist the Board of Directors:
1.	in its oversight of the Company’s accounting and financial reporting principles, policies and internal controls;

2.	in its oversight of the quality of the Company’s financial statements and the independent audit thereof;

3.	in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

4.	in evaluating the independence of the outside auditors.
The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. In addition, management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Each member of the Audit Committee shall rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors). The Audit Committee meets regularly with management and the outside auditors to review and discuss the annual and quarterly reporting process.

The outside auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The outside auditors shall submit to the Audit Committee and the Company annually a formal written statement delineating all relationships between the outside auditors and the Company (“Statement as to Independence”), addressing at least the matters set forth in Independence Standard No. 1 adopted by the Independence Standards Board.

III.	Meetings of the Audit Committee: In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth below in Article IV, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of those persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.	Duties and Powers of the Audit Committee: To carry out its oversight responsibilities, the Audit Committee shall have the following duties and powers:
1.	with respect to the outside auditors,

(i)	to provide advice to the Board of Directors in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating or replacing outside auditors;

(ii)	to review the fees charged by the outside auditors for audit and non-audit services;

(iii)	to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to actively engage the outside auditors in a dialogue with respect to any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company’s outside auditors and to recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the outside auditors’ independence;

(iv)	to maintain a clear understanding with management, on the one hand, and the outside auditors, on the other, regarding the ultimate accountability of the outside auditors; and

(v)	to meet with the outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall quality of financial reporting; and
2.	with respect to financial reporting principles and policies and internal audit controls and procedures,
(i)	to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

(iii)	to meet with the outside auditors, with and (where deemed necessary), without representatives of management present:
•	to discuss the scope of the annual audit;

•	to discuss the audited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management, the internal audit department or the outside auditors, relating to the Company’s financial statements;

•	to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;
(iv)	to meet with management and/or the outside auditors;
•	to discuss significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

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(v)	to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

(vi)	to discuss with the Company’s counsel any significant legal matters that may have a material effect on the financial statements, the Company’s compliance policies, including materials notices to or inquiries received from governmental agencies; and
3.	with respect to reporting and recommendations,
(i)	to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iii)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

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EXHIBIT B
CERTIFICATE OF DESIGNATION OF SERIES F CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATION
OF THE
SERIES F CONVERTIBLE PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
CELERITY SYSTEMS, INC.
     The undersigned, a duly authorized officer of Celerity Systems, Inc., a Delaware corporation (the “Company”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the “Board”) by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware on October 5, 2005:
     RESOLVED, that the Board has determined that it is in the best interests of the Company to provide for the designation and issuance of certain Series F Preferred Stock, par value of $0.01 per share (the “Series F Preferred Stock”), to consist of up to one million (1,000,000) shares, and hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series F Preferred Stock, as follows:
SECTION 1
DESIGNATION AND RANK
     1.1. Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be “Series F Convertible Preferred Stock”, par value $0.001 per share. The number of authorized shares constituting the Series F Preferred Stock is one million (1,000,000). The Series F Preferred Stock will have a liquidation preference as determined in Section 3.1 below.
     1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series F Preferred Stock shall be senior to the common stock of the Company, par value $0.001 per share (the “Common Stock”), and senior to all other series of preferred stock (the “Junior Stock”).
SECTION 2
DIVIDEND RIGHTS
     2.1. Dividends or Distributions. While the Company has elected to be treated as a Business Development Company (“BDC”) under Section 54 of the Investment Company Act of 1940, as amended (the “ICA”), the holders of the Series F Preferred Stock shall not be paid any dividends by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stock shall not accrue dividends unless the aggregate number of shares of the Company’s Common Stock outstanding at any time and prior to conversion is less than three billion two hundred million (3,200,000,000) shares. Any such dividends shall accrue at twelve percent (12%) per year and shall be paid on a pro rata basis when and if declared by the Board. Dividends shall be paid in cash. Dividends shall be cumulative and shall accrue from the date of issuance whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends. No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock in any calendar year unless cash dividends or distributions on the Series F Preferred Stock for such calendar year are likewise declared and paid or set apart for payment. No declared and unpaid dividends shall bear or accrue interest.

SECTION 3
LIQUIDATION RIGHTS
     3.1. Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a “Liquidation”), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to ten cents ($0.10) per share (the “Liquidation Amount”) plus all declared and unpaid dividends thereon, for each share of Series F Preferred Stock held by them.
     3.2. Pro Rata Distribution. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series F Preferred Stock, then the entire net assets of the Corporation shall be distributed among the holders of the Series F Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board), or both, at the election of the Board.
     3.3. Merger, Consolidation or Reorganization. For purposes of this Section 3, a Liquidation shall be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.
SECTION 4
CONVERSION RIGHTS
     4.1. Conversion. While the Company has elected to be treated as a BDC under the ICA, the holders of the Series F Preferred Stock shall not be entitled to convert such shares into shares of the Company’s Common Stock as set forth in this Section 4. Upon termination of the Company’s election to be treated as a BDC under the ICA, each share of Series F Preferred Stock shall become convertible (the “Conversion Rights”), at the option of the holder thereof, at the office of the Company or any transfer agent for the Series F Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (a) the sum of (i) $1,000,000 (the original purchase price for the Series F Preferred Stock), plus (ii) all accrued but unpaid dividends thereon by (b) the “Conversion Price” then in effect. The Conversion Price shall be equal to $0.001.
     4.2. Adjustments. The Conversion Price of the Series F Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:
          (a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in Sections 4.2(a) or (b)) the holders of the Series F Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to the reclassification or recapitalization, upon conversion of the Series F Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series F Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series F Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series F Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series F Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective.
          (b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding

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cash dividends) or options or rights not referred to in Sections 4.2(a) above, the holders of the Series F Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series F Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.
     4.3. Procedures for Conversion.
          (a) In order to exercise conversion rights pursuant to Section 4.1(a) above, the holder of the Series F Preferred Stock to be converted shall deliver an irrevocable written notice of such exercise to the Company, at its principal office (each a “Conversion Notice”). The holder of any shares of Series F Preferred Stock shall, upon any conversion of such Series F Preferred Stock in accordance with this Section 4, surrender certificates representing the Series F Preferred Stock to the Company, at its principal office, and specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such holder shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof) payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and, if applicable, after payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of the Series F Preferred Stock so converted shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any notice of conversion pursuant to Section 4.1 above. Upon conversion of any shares of Series F Preferred Stock, such shares shall cease to constitute shares of Series F Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.
          (b) In connection with the conversion of any shares of Series F Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of such fractional interest in an amount equal to the product of the Conversion Price and such fractional interest.
          (c) The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series F Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series F Preferred Stock, then the Company shall call and hold a meeting of the shareholders within sixty (60) days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to shareholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series F Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.
     4.4. Notices of Record Date. In the event that the Company shall propose at any time: (a) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (b) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (c) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to each holder of Series F Preferred Stock:
               (i) at least twenty (20) days’ prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (b) and (c) in Section 4.4 above; and
               (ii) in the case of the matters referred to in Section 4.4 (b) and (c) above, written notice of such impending transaction not later than twenty (20) days prior to the shareholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe

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the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein.
     4.5. Limitations of Conversion.
          (a) Subject to the Termination Rights specified in Section 4.5(b) hereof, the Conversion Rights specified herein shall be subject to the following limitations:
               (i) The Series F Preferred Stock shall become convertible subsequent to the termination of the Company’s election to be treated as a BDC under the ICA;
               (ii) The holders of the shares of Series F Preferred Stock may exercise their Conversion Rights at any time after the termination of the Company’s election to be treated as a BDC under the ICA; and
               (iii) No holder of the shares of Series F Preferred Stock shall be entitled to convert the Series F Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice).
          (b) The limitations on the Conversion Rights specified in Section 4.5(a) hereof shall terminate (the “Termination Rights”) if there is a Change in Control of the Company (as defined below). For the purpose of hereof, a “Change in Control” of the Company has occurred when: (i) any person (defined herein to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company, or an employee benefit plan established by the Board, acquires, directly or indirectly, the beneficial ownership (determined under Rule 13d-3 of the regulations promulgated by the United States Securities and Exchange Commission under Section 13(d) of the Exchange Act) of securities issued by the Company having forty percent (40%) or more of the voting power of all of the voting securities issued by the Company in the election of directors at the meeting of the holders of voting securities to be held for such purpose; or (ii) a majority of the directors elected at any meeting of the holders of voting securities of the Company are persons who were not nominated for such election by the Board or a duly constituted committee of the Board having authority in such matters; or (iii) the Company merges or consolidates with or transfers substantially all of its assets to another person; (iv) a change in the Chief Executive Officer of the Company from that person that serves in such position on the date hereof.
SECTION 5
VOTING RIGHTS
     5.1. General. While the Company has elected to be treated as a BDC under the ICA, the holders of the Series F Preferred shall be entitled to vote, as a class, to elect two (2) members of the Board at all times, and, subject to the rights of the holders of any class of senior securities of the Company which are outstanding, to elect a majority of the members of the Board if at any time the dividends on the Series F Preferred Stock shall be unpaid in an amount equal to two (2) full years’ dividends on such securities and shall continue to have such additional right until all dividends in arrears have been paid or otherwise provided for by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the holders of the Series F Preferred stock shall not have any voting rights except as required under the General Corporation Law of the State of Delaware.

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REDEMPTION RIGHTS
     5.2. After providing three (3) days prior written notice to the holders of the Series F Preferred Stock, the Company shall have the right to redeem (unless otherwise prevented by law) any outstanding shares of Series F Preferred Stock at an amount equal to one hundred twenty-five percent (125%) of the Liquidation Amount, plus accrued but unpaid dividends thereon (the “Redemption Price”). The Company shall consummate the redemption and pay the Redemption Price within five (5) days of the date of such notice. Holders shall have the right to exercise the conversion rights hereunder after receiving notice in which case the number of shares to be redeemed shall be reduced by the number of shares so converted. The Redemption Price shall be paid in immediately available funds.
SECTION 6
MISCELLANEOUS
     6.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
     6.2. Severability of Provisions. If any right, preference or limitation of the Series F Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by C. Thomas McMillen, its CEO.

Dated: October 5, 2005	CELERITY SYSTEMS, INC.

	By:	/s/ Thomas McMillen
C. Thomas McMillen
Chief Executive Officer

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EXHIBIT C
SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT
     THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 6, 2005, by and among CELERITY SYSTEMS, INC., a Delaware corporation (the “Company”), and the Buyers listed on Schedule I attached hereto (individually, a “Buyer” or collectively “Buyers”).
WITNESSETH:
     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);
     WHEREAS, the Company has authorized the following series of its Preferred Stock, $0.01 par value per share (the “Series F Preferred Stock”) in accordance with the terms of the Company Certificate of Designations, Preferences, and Rights of the Series F Convertible Preferred Shares (the “Certificate of Designation”);
     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase One Million Dollars ($1,000,000) of Series F Preferred Stock (the “Series F Preferred Shares”), which shall be funded on the fifth (5th) business day following the date hereof (the “Closing”), for a total purchase price of One Million Dollars ($1,000,000), (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I ( the “Subscription Amount”); and
     WHEREAS, each installment will be funded by the Buyer(s) from an escrow account pursuant to the terms of an Escrow Agreement (the “Escrow Agreement”). This Agreement, the Certificate of Designation and the Escrow Agreement are collectively referred to herein as the “Transaction Documents.”
     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:
1. PURCHASE AND SALE OF SERIES F PREFERRED STOCK .
          (a) Purchase of Series F Preferred Stock. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined herein below) and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Series F Preferred Stock in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds payable to “David Gonzalez, Esq., as Escrow Agent for Celerity Systems, Inc./Cornell Capital Partners, LP,” which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith.
          (b) Closing Date. The Closing of the purchase and sale of the Series F Preferred Stock shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such other date as is mutually agreed to by the Company and the Buyer(s)) (the “Closing Date”). The Closing shall occur on the Closing Date at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).
          (c) Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall, upon receipt of funds from the Buyer(s) deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Series F Preferred Stock to be issued and sold to such Buyer(s) at the Closing minus the discount of the Buyer(s) and the fees referenced in Section 4(d) herein by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer Series F Preferred Stock which such Buyer(s) is purchasing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.
          (d) Right of Redemption. The Company shall have the right to redeem upon three (3) calendar days prior written notice to the Buyer(s), all or any part of the Series F Preferred Stock at a redemption price of one hundred twenty five percent (125%) of the amount redeemed. The redemption price, in immediately available funds, shall accompany the written notice.
          (e) Conversion of Series F Preferred Stock. Upon the termination of the Company’s status as a “business development company” under the Investment Company Act of 1940 the Series F Preferred Stock shall become convertible into shares of the Company’s Common Stock, at any time subsequent to the date thereof, at a conversion price determined in accordance with the Certificate of Designation.
          (f) Limitation on Conversion. No holder of the shares of Series F Preferred Stock shall be entitled to convert the Series F Preferred Stock (i) prior to the date the Company terminates its status as a business development company under the Investment Company Act of 1940 and (ii) to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 days after the date of such notice).
     2. BUYER’S REPRESENTATIONS AND WARRANTIES.
     Each Buyer represents and warrants, severally and not jointly, that:
          (a) Investment Purpose. Each Buyer is acquiring the Series F Preferred Stock and, upon conversion of Series F Preferred Stock, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act;
          (b) Accredited Investor Status. Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
          (c) Reliance on Exemptions. Each Buyer understands that the Series F Preferred Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.
          (d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Series F Preferred Stock, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Series F Preferred Stock involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series F Preferred Stock.

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          (e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series F Preferred, or the fairness or suitability of the investment in the Series F Preferred Stock, nor have such authorities passed upon or endorsed the merits of the offering of the Series F Preferred Stock.
          (f) Transfer or Resale. Each Buyer understands that: (i) the Series F Preferred Stock have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC there under; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption there under. The Company reserves the right to place stop transfer instructions against the shares and certificates.
          (g) Legends. Each Buyer understands that the certificates or other instruments representing the Series F Preferred Stock shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.
The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Series F Preferred Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Series F Preferred Stock is registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, in form reasonably acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of the Series F Preferred Stock may be made without registration under the 1933 Act.
          (h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
          (i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Escrow Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company’s Form 10-K for the fiscal year ended December 31, 2004; (iv) the Company’s Form 10-Q for the fiscal quarter ended June 30, 2004 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the

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information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.
          (j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Series F Preferred Stock and is not prohibited from doing so.
          (k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):
          (a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.
          (b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Escrow Agreement and any related agreements, and to issue the Series F Preferred Stock in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Escrow Agreement, and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Series F Preferred Stock, has been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Escrow Agreement, and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Escrow Agreement, and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
          (c) Capitalization. The authorized capital stock of the Company consists of 5,000,000,000 shares of Common Stock, par value $0.001 per share and 3,000,000 shares of Preferred Stock. As of the date hereof the Company has 4,314,358,079 shares of Common Stock and no shares of Preferred Stock issued and outstanding. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act and (iv) there are no registration statements pending. There are no securities or instruments containing anti-dilution or similar provisions that will be

4

triggered by the issuance of the Series F Preferred Stock as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.
          (d) Issuance of Securities. The Series F Preferred Stock is duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.
          (e) No Conflicts. Except as disclosed in the SEC Documents, the execution, delivery and performance of this Agreement, and the Escrow Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.
          (f) SEC Documents: Financial Statements. Since January 1, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their representatives, or made available through the SEC’s website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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          (g) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.
          (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.
          (i) Acknowledgment Regarding Buyer’s Purchase of the Series F Preferred Stock . The Company acknowledges and agrees that the Buyer(s) is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Series F Preferred Stock. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.
          (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Series F Preferred Stock.
          (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Series F Preferred Stock under the 1933 Act or cause this offering of the Series F Preferred Stock to be integrated with prior offerings by the Company for purposes of the 1933 Act.
          (l) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.
          (m) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.
          (n) Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

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          (o) Title. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.
          (p) Insurance. The Company does not maintain any insurance.
          (q) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
          (r) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (s) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.
          (t) Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
          (u) Certain Transactions. Except as set forth in the SEC Documents, and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
          (v) Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

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     4. COVENANTS.
          (a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.
          (b) Reporting Status. Until (i) the date as of which the Buyer(s) shall have sold all of the Series F Preferred Stock are outstanding (the “Registration Period”), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC there under, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations there under would otherwise permit such termination.
          (c) Use of Proceeds. The Company will use the proceeds from the sale of the Series F Preferred Stock for general corporate and working capital purposes.
          (d) Fees and Expenses. Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement, and the Escrow Agreement. The Buyer(s) shall be entitled to a ten percent (10%) discount on the Purchase Price.
          In addition, the Company shall pay to Yorkville Advisors Management, LLC a structuring fee of Fifteen Thousand Dollars ($15,000), which shall be paid and deducted from the gross proceeds of the Closing. This fee shall be deemed fully earned on the date hereof. The Company shall also pay a non-refundable due diligence fee of Five Thousand Dollars ($5,000).
          (e) Corporate Existence. So long as any of the Series F Preferred Stock remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, a “Sale of the Company”) unless, prior to the consummation of a Sale of the Company, the Company makes appropriate provision to insure that, upon the consummation of such Sale of the Company, each of the holders of the Series F Preferred Stock will thereafter have the right to acquire and receive such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable had such Sale of the Company not taken place. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(e) will thereafter be applicable to the Series F Preferred Stock.
          (f) Transactions With Affiliates. So long as any Series F Preferred Stock is outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary’s officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

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          (g) Restriction on Issuance of Common Stock or Preferred Stock. So long as any Series F Preferred Stock is outstanding, the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock with or without consideration, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock with or without consideration, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8. The foregoing restriction shall not apply to any issuances C. Thomas McMillen, employees, advisory committee members or directors under a stock option plan that will be authorized to issue no more than Eight Hundred Sixty Million (860,000,000) shares of Common Stock.
          (h) Increase the Authorized Shares of Common Stock. The Board of Directors and officers of the Company shall recommend for and vote for approval of the increase of the number of authorized shares of Common Stock of the Company to 20 billion shares.
     5. INTENTIONALLY NOT USED.
     6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
     The obligation of the Company hereunder to issue and sell the Series F Preferred Stock to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:
          (a) Each Buyer shall have executed this Agreement and the Escrow Agreement and delivered the same to the Company.
          (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for the Series F Preferred Stock in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered such funds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.
          (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.
     7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.
     The obligation of the Buyer(s) hereunder to purchase the Series F Preferred Stock at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer(s) at any time in its sole discretion:
          (a) The Company shall have executed the Transaction Documents, and delivered the same to the Buyer(s).
          (b) The Common Stock shall be authorized for quotation on The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board, trading in the Common Stock shall not have been suspended for any reason.
          (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and

9

complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.
          (d) The Company shall have delivered to the Buyer(s) the Series F Preferred Stock in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.
          (e) The Buyer(s) shall have received an opinion of counsel from Counsel to the Company in a form satisfactory to the Buyer(s).
          (f) The Company shall have provided to the Buyer(s) a certificate of good standing from the Secretary of State of Delaware.
          (g) The Company shall have obtained the approval of its board of directors to adopt the Certificate of Designation of Series F Preferred Stock.
          (h) The Company shall have filed the Certificate of Designation with the Secretary of the State of Delaware and shall have delivered the filed copy to the Buyer.
     8. INDEMNIFICATION.
          (a) In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Series F Preferred Stock hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Series F Preferred Stock, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Escrow Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Escrow Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series F Preferred Stock or the status of the Buyer or holder of the Series F Preferred Stock, as a Buyer of Series F Preferred Stock in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
          (b) In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Buyer’s other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, or any certificate, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery,

10

performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
9. GOVERNING LAW: MISCELLANEOUS.
          (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.
          (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.
          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
          (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
          (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Celerity Systems, Inc.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
Attention: C. Thomas McMillen
Telephone: (703) 528-7073
Facsimile: (703) 528 0956

11

With a copy to:	Kirkpatrick & Lockhart Nicholson Graham, LLP
201 South Biscayne Boulevard, Suite 2000
Miami, Florida 33131
Attention: Clayton E. Parker, Esq.
Telephone: (305) 539-3306
Facsimile: (305) 358-7095

If to the Investor:	At the address listed on Schedule I.

With Copy to:	Cornell Capital Partners, LP
101 Hudson Street –Suite 3700
Jersey City, NJ 07302
Attention: Troy Rillo, Esq.
Senior Vice-President
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer’s counsel as set forth on Schedule I. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.
          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.
          (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          (i) Survival. Unless this Agreement is terminated under Section 11(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 10, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of one (1) year following the date on which the Series F Preferred Stock are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
          (j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).
          (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

12

          (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
CELERITY SYSTEMS, INC.

By:	/s/ C. Thomas McMillen
Name:	C. Thomas McMillen
Title:	Chief Executive Officer

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SCHEDULE I
SCHEDULE OF BUYERS

		Address/Facsimile	Amount of
Name	Signature	Number of Buyer	Subscription
Cornell Capital	By: Yorkville Advisors,LLC	101 Hudson Street – Suite
Partners, LP		3700	$1,000,000.00
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201)
985-8266

By: /s/ Mark A. Angelo

Name: Mark A. Angelo
Its: Portfolio Manager

EXHIBIT D
CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF CELERITY SYSTEMS, INC., A DELAWARE CORPORATION
     The Corporation organized and existing under and by virtue of the Delaware General Corporation Law (“DGCL”) does hereby certify:
     FIRST: That at a meeting of the Directors of Celerity Systems, Inc., resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:
     RESOLVED, that the Certificate of Incorporation of the Corporation shall be amended by changing Article FIRST thereof such that, as amended, said Article shall be and read as follows:
     The name of the Corporation is Homeland Security Capital Corporation.
     RESOLVED, that the first sentence of Article FOURTH shall be deleted in its entirety and replaced with the following provision, so that, as amended, said first sentence of Article FOURTH shall read in its entirety as follows:
The total number of shares of capital stock that the Corporation has authority to issue is (i) twenty billion (20,000,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”); and (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the “Designated Preferred Stock”).
     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
     FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendments.
     IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this ___ day of October, 2005.

By:	/s/ C. Thomas McMillen
President and Chief Executive Officer

EXHIBIT E
2005 STOCK OPTIONPLAN

CELERITY SYSTEMS, INC.
STOCK OPTION PLAN
1. Purpose of the Plan
The purpose of this Stock Option Plan (this “Plan”) is to advance the interests of Celerity Systems, Inc. (the “Company”) by providing to directors of the Company and to key employees of the Company who have substantial responsibility for the direction and management of the Company additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. Options granted under this Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2. Administration
This Plan shall be administered by a committee (the “Committee”) comprised of at least two members of the Company’s Board of Directors who each shall be (a) a “non-employee director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required for exemptions under Rule 16b-3 to apply to transactions under the Plan, (b) not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”), and (c) an “outside director” as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.
3. Shares Subject to the Plan
The shares subject to option and the other provisions of this Plan shall be shares of the Company’s common stock, par value $.001 per share (the “shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed 720,000,000 shares, which includes all shares with respect to which options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had been exercised, shall again be available under this Plan. Shares may be made available from authorized, unissued or reacquired stock or partly from each.
4. Participants
(a) Key Employees. The Committee shall determine and designate from time to time those key employees of the Company who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each optionee. In making these determinations, the Committee shall take into account the past service of each such officer to the Company, the present and potential contributions of such officer to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan; provided that the Committee shall determine that each grant of options to an optionee, the number of shares offered thereby and the terms of such option are in the best interests of the Company and its shareholders. The date on which the Committee approves the grant of any option to an officer of the Company shall be the date of issuance of such option. The agreement documenting the award of any option granted pursuant to this paragraph 4(a) shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being exercisable only in such installments as the Committee may determine.

(b) Non-Employee Directors. Non-employee directors will be eligible to participate in the Plan upon issuance of an order by the Securities and Exchange Commission pursuant to Section 61(a)(3)(B)(i)(II) of the Act and then only in accordance with the terms and conditions of such order.
(c) Option Agreements. Agreements evidencing options granted to different optionees or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.
5. Option Price
Each option agreement shall state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option; provided, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value.
6. Option Period
Each option agreement shall state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee as may be determined by the Committee; provided, that the option period shall not exceed 10 years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, shall not exceed five years.
7. Payment for Shares
Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order).
8. Transferability of Options
Options shall not be transferable other than by will, intestacy, or as otherwise permitted by the Act, provided that a transfer will not be permitted to the extent that it would result in adverse tax consequences for the optionee under Section 83 or Section 422 of the Code.
9. Termination of Options
All rights to exercise options shall terminate one-hundred eighty days (180) after any optionee ceases to be a director or a key employee of the Company except as otherwise provided by the Committee in an option agreement, and no options will vest after an optionee’s termination date. Notwithstanding the foregoing, however, where an optionee’s service as a director or key employee of the Company terminates as a result of the optionee’s death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be, shall have the right, from time to time within one (1) year after the optionee’s total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective option agreement.
10. Effect of Change in Stock Subject to the Plan
Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares which has been authorized or reserved for issuance hereunder, and the number of shares covered by any applicable vesting schedule hereunder, as well as the exercise price of a share represented by the unexercised portion of an option, shall be adjusted as determined by the Committee to reflect any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the shares after adoption of the Plan.

11. General Restriction
Each option shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of the shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board of Directors or the rules and regulations of the Securities and Exchange Commission, including Regulation BTR, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.
12. Miscellaneous Provisions
(a) No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.
(b) The granting of any option shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or key employee any optionee, and the right of the Company to terminate the employment of any key employee or other employee, or service of any director, shall not be diminished or affected by reason of the fact that an option has been granted to such optionee.
(c) Options shall be evidenced by stock option agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such stock option agreements may contain such other provisions, as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any option agreement, the Plan provisions shall control.
(d) For purposes of the Plan, the fair market value means, with respect to a share, if the shares are then listed and traded on a national securities exchange or quoted on a national securities association, the closing sales price of a share on such exchange or association on the date of grant of an options. If the shares are not traded on a national securities exchange or association, then the fair market value, with respect to a share, shall mean the current net asset value of a share.
(e) The aggregate fair market value (determined as of the date of issuance of an option) of the shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.
(f) All options issued pursuant to this Plan shall be granted within 10 years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.
(g) The grant of any option under this Plan in violation of the Act shall be null and void.
(h) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.
(i) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to the Company’s Chief Financial Officer, 122 Perimeter Park Drive, Knoxville, TN 37922; and, if to an optionee, in care of the optionee at his or her last address on file with the Company.
(j) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of the State of Delaware without regard to any rules regarding conflict-of-law or choice-of-law.

(k) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.
13. Change of Control
In the event of a Change of Control (as hereinafter defined), all then-outstanding options will become fully vested and exercisable as of the Change of Control.
“Change in Control” means the occurrence of any of the following events:
(i) An acquisition in one or more transactions (other than directly from the Company) of any voting securities of the Company by any Person (as defined below) immediately after which such Person has Beneficial Ownership (as defined below) of fifty percent or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, in determining whether a Change in Control has occurred, voting securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (I) the Company or (II) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Subsidiary”), (B) the Company or its Subsidiaries, or (C) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);
(ii) The individuals who, as of the date hereof are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as defined below), the board of directors of the ultimate Parent Corporation (as defined below); provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board (or, with respect to the directors who are not “interested persons” as defined in Act, by a majority of the directors who are not “interested persons” serving on the Incumbent Board), such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or
(iii) The consummation of:
     (A) A merger, consolidation or reorganization involving the Company (a “Merger”) or an indirect or direct subsidiary of the Company, or to which securities of the Company are issued, unless:
          (I) the stockholders of the Company, immediately before a Merger, own, directly or indirectly immediately following the Merger, more than fifty percent of the combined voting power of the outstanding voting securities of (1) the corporation resulting from the Merger (the “Surviving Corporation”) if fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person or group of Persons (a “Parent Corporation”), or (2) if there is one or more Parent Corporations, the ultimate Parent Corporation,
          (II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for a Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation or (2) the ultimate Parent Corporation, if the ultimate Parent Corporation, directly or indirectly, owns fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation, and
          (III) no Person other than (1) the Company, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, any Subsidiary, or the ultimate Parent Corporation, or (4) any Person who, together with its Affiliates (as defined below), immediately prior to a Merger had Beneficial Ownership of fifty percent or more of the then outstanding voting securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent or more of the combined voting power of the then outstanding voting securities of (1) the Surviving Corporation or (2) the ultimate Parent Corporation.
Each transaction described in clauses (I) through (III) above shall herein be referred to as a “Non-Control Transaction.”
     (B) A complete liquidation or dissolution of the Company (other than where assets of the Company are transferred to or remain with a Subsidiary or Subsidiaries of the Company).
     (C) The direct or indirect sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (1) a transfer to a Subsidiary, (2) under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose, or (3) the distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets).
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional voting securities which increases the percentage of the then outstanding voting securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
14. Amendment and Termination
The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. While the Board of Directors may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all shares reserved for issuance hereunder have been issued upon the exercise of options, or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.
15. Effective Date of the Plan
The Plan shall become effective upon the latest to occur of (1) adoption by the Board of Directors, and (2) approval of this Plan by the shareholders of the Company.

EXHIBIT F
FORM 10-KSB
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004
[Incorporated by reference to the Annual Report on Form 10-KSB filed with the U.S. Securities and Exchange Commission on April 15, 2005]

EXHIBIT G
FORM 10-QSB
FOR THE PERIOD ENDED JUNE 30, 2005
[Incorporated by reference to the Quarterly Report on Form 10-QSB filed with the U.S. Securities and Exchange Commission on August 15, 2005]

PROXY CARD
CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
     The undersigned hereby appoints C. Thomas McMillen, as proxy, to represent the undersigned and to vote all shares of common stock of Celerity Systems, Inc., a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of stockholders to be held on Tuesday, November 15, 2005 at 10:00 a.m., local time (the “Meeting”), or any adjournment or postponement thereof, upon all matters coming before the Meeting.
1.     ELECTION OF DIRECTORS: The election of two directors: C. Thomas McMillen and Carl J. Rickertsen, to hold office until the first annual or special meeting of stockholders following their election or appointment where their successors have been duly elected and qualified.

FOR ALL	WITHHOLD AUTHORITY	FOR ALL, EXCEPT
nominees listed above	to vote For All nominees listed above	☐
☐	☐	to withhold authority to vote,
mark “For All Except”
and write the Nominee’s name on the line below
_______________________
2.     AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME: To approve an amendment to the Company’s Articles of Incorporation to change the name of the Corporation to “Homeland Security Capital Corporation”.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.     AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 5,000,000,000 to 20,000,000,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐
4.     ADOPTION OF CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN: To approve the adoption of the Celerity Systems, Inc. 2005 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
5.     WITHDRAWAL OF COMPANY’S ELECTION AS A BUSINESS DEVELOPMENT COMPANY: To approve the withdrawal of the Company’s election as a business development company under Section 54 of the Investment Company Act of 1940, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, the proxy will be voted for Proposals 1 through 5, inclusive.

DATED: _______________, 2005

Signature

Signature if held jointly

Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.